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                                                                   EXHIBIT 10.11

                           LEAVE AND LICENSE AGREEMENT

THIS AGREEMENT OF LEAVE AND LICENSE is made and entered into at Mumbai on this the 11th day of June, 2004 in the CHRISTIAN YEAR TWO THOUSAND FOUR, BETWEEN LAKE VIEW DEVELOPERS, a Partnership firm registered under the Indian Partnership Act, 1932, and having its Registered Office at 514, DALAMAL TOWERS, NARIMAN POINT, MUMBAI - 400 021 hereinafter referred to as "THE LICENSOR" (which expression shall, unless it be repugnant to the context or the meaning thereof, be deemed to mean and include the partners for the time being constituting the said firm and the legal heirs, executors and administrators and assigns of the last surviving partner) OF THE ONE PART;

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                                       AND

M/S. SYNTEL SOURCING PVT. LTD., A COMPANY INCORPORATED UNDER THE PROVISIONS OF THE COMPANIES ACT 1956 AND HAVING ITS REGISTERED OFFICE AT UNIT NO. 112, SDF IV, SEEPZ, ANDHERI- EAST, MUMBAI - 400 096, hereinafter referred to as "THE LICENSEE" (which expression shall, unless it be repugnant to the context or the meaning thereof be deemed to mean and include their successors in title OF THE OTHER PART:

WHEREAS:

1. The LICENSOR is the exclusive and lawful owner of the Unit Nos. B/101 TO B-104 totally admeasuring 33,125 SQ. FT. BUILT-UP AREA on the FIRST FLOOR of the building known as "DELPHI" in the "B" WING located at HIRANANDANI BUSINESS PARK, POWAI MUMBAI - 400 076, which building is situate, lying and being on C.T.S. NUMBER 12/1 - 12/4, SECTOR III OF VILLAGE POWAI in the Registration District of Mumbai suburban, at Hiranandani Gardens, Powai, Mumbai - 400 076, which area is shown in red colour boundary line in the plan there of attached here with as ANNEXURE "A" together with THIRTY FIVE
      (35) NUMBER OF CAR PARKING along with ample bus parking minimum 5 nos and more particularly shown in the plan thereof attached herewith and marked in red colour in ANNEXURE "B" hereinafter referred to as "THE LICENSED PREMISES".

2. The LICENSEE has requested the LICENSOR, to allow it, the limited and restricted permission to use THE LICENSED PREMISES on LEAVE AND LICENSE basis, without in any way creating any right, title or interest, of any nature whatsoever, in favour of the LICENSEE in respect of THE LICENSED PREMISES.

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3.    Based on the above declaration and assurance of the Licensee and relying on the same, the LICENSOR has agreed to grant to the Licensee, restricted and limited permission by way of License to use the licensed premises on LEAVE AND LICENSE BASIS subject to the terms and conditions as are agreed between the parties hereto.

4. The parties hereto agree that this agreement is in supersession of all previous and writing/s and document/s exchanged/executed between the parties here to in respect of this transaction and that this Agreement of Leave and License constitutes finally agreed understanding between the parties hereto.

NOW THIS AGREEMENT WITNESSETH AND IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERE TO AS FOLLOWS:-

1.    NATURE OF LICENSE:

      Based on the declaration and assurances (mentioned in the recitals), given by the LICENSEE to the LICENSOR, the LICENSOR hereby agree to give to the LICENSEE and the LICENSEE agree to take from the LICENSOR, the licensed premises as the LICENSEE, on restricted and limited permission basis, on LEAVE AND LICENSE basis for the purpose of operating an office for its business purpose. And the LICENSEE agree that the LICENSOR have agreed to grant to the LICENSEE, the license, to use the licensed premise on restricted and limited permission basis, on LEAVE AND LICENSE basis (without in any way creating tenancy/lease/sub tenancy/right/title/ interest and/or any other relation, except what is mentioned herein) subject to the terms and conditions as herein mentioned.

2.    THE LICENSED PREMISES:

      The Premises bearing no. B-101 TO B-104 totally admeasuring 33,125 SQ. FT. BUILT UP AREA, situated on the FIRST FLOOR of the Building known as "DELPHI" in

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      the "B" WING, situate and lying on C.F.S. NUMBER 12/1-12/4, SECTOR III of
      VILLAGE POWAI in the Registration District of Mumbai suburban lying being at Hiranandani Business Park, Powai, Mumbai - 400 076 (which area is identified and shown in red colour boundary line in the plan there of attached here with as ANNEXURE "A") together with THIRTY-FIVE (35) number of car parking, minimum 5 nos of bus parking and more particularly shown in the plan thereof attached herewith and marked in red colour in ANNEXURE "B". Incase if the LICENSEE requires any additional car park/s, same will be at the cost of Rs.500/- per car parking per month, subject to availability and at such a space as allocated by the LICENSOR.

3.    THE LICENSED PERIOD:

The duration of the License cum limited and restricted permission shall be 33 (THIRTY THREE) MONTHS, commencing from the 13TH DAY OF AUGUST 2004, and shall end on the close of the business hours on the 12th May 2007. The said entire license period of 33 (thirty-three) months shall be lock-in-period, during which neither of the parties hereto shall be entitled to terminate this Agreement, except what is provided herein. The LICENSOR shall give the LICENSEE the possession of the said licensed premises on the 13TH DAY OF MAY, 2004 (after due completion of All structure and Masonry works, Internal GVP plastering excluding toilet areas and , Brick bat flooring, Double glazed Aluminum windows and temporary Power and temporary Water connection at floor.) for the purposes of installation of the furniture, fixtures, fittings and other appliances of the LICENSEE and the Licensor shall not charge the licensee for the period commencing from 13TH MAY, 2004 till 12th Aug, 2004.

4.    LOCK IN PERIOD:

      The said entire license period shall be lock-in-period and that during the Lock-in-period neither party shall have right to terminate and/or cancel this agreement except as herein provided.

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5.    THE LICENSE FEE:

      During the Licensed period, the LICENSEE shall pay to the LICENSOR, a monthly LICENSE FEE, amounting to RS.10,26,875/- (Rupees Ten Lacs Twenty Six Thousand Eight Hundred Seventy Five Only)@ Rs.31 per sq.ft The said monthly License Fee shall be paid by the LICENSEE to the LICENSOR, on monthly advance basis and shall become due on the 1st day of each English calendar month in advance. However, the same can be paid within a grace period of 10 Days in each English calendar month. In the event of the LICENSEE committing any delay or default (for any reason what so ever) in the payment of the License Fees and/ or any other amounts, as mentioned herein then and in that event, without prejudice to the other rights available to the LICENSOR (under the provisions of this agreement and /or under the Law and/or in Equity) the LICENSEE shall be liable to pay to the LICENSOR and the LICENSOR shall be entitled to receive from the LICENSEE, an interest at the rate of eighteen (18) per cent per annum, to be calculated from the due date of such payment up to the date of full realization, together with the due interest thereon.

6.    INTEREST FREE SECURITY DEPOSIT:

      As and by way of assurance to the LICENSOR, for the due and proper performance of all its obligations (whether mentioned herein and/or not) including the vacating of the Licensed Premises, on the expiry of this Leave and License Agreement, (in addition to the payment of the License Fee and all other amounts as mentioned herein and as may be intimated hereafter which shall be paid only if approved by the Licensee) the LICENSEE has, at the time of taking physical possession of said property will deposit with the LICENSOR, a refundable non-interest bearing SECURITY DEPOSIT amounting to RS.1,23,22,500/- (Rupees One Crore

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      Twenty Three Lacs Twenty Two Thousand Five Hundred only). And the LICENSEE has agreed with the LICENSOR, to maintain during the term of this Leave and License Agreement, such minimum amount as a refundable non-interest bearing Security Deposit. The LICENSEE has agreed that such refundable non-interest bearing Security Deposit shall be retained by the LICENSOR till the time this agreement is valid/till the end of the licensed period. The Licensor and Licensee shall mutually decide the amounts, if any, payable to the Licensor in case there is a default on the part of licensee or if any amount is due to the Licensor and the Licensee shall pay the said mutually decided amount by cheque. And the balance of the said refundable interest free security deposit, (after adjustment towards unpaid monthly License Fee and/or breakages and/or damages and/or losses and/or repairs re painting and/or any other amounts what so ever due to the LICENSOR AND/OR THIRD PARTY, including provision for estimated outstanding telephone bills, internet facility, electricity charges, cable television wiring installation losses, costs expenses and the likes as may be mutually decided by both the parties to this agreement) will be refunded by the LICENSOR to the LICENSEE, simultaneously against the LICENSEE handing over the vacant charge of the licensed premises back to the LICENSOR, in the same state and condition, reasonable wear and tear excepted, in which it is on a reasonable basis, at the commencement of the license permission. The Licensee shall not be required to vacate the licensed premises till cheque paid towards the refund of security deposit is cleared.

7.    THE LICENSOR'S ASSURANCES: -

      a. The LICENSOR declares that their possession, rights title and ownership in respect of the licensed premise is clear and free from all kinds of claims, right, encumbrances of any nature what so ever.

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            The LICENSOR is free to deal with the licensed premises in such manner as they may in their own discretion deem fit and proper including enter in to this agreement with the LICENSEE as herein contemplated with out consent and/or confirmation from any one else.

      b. The LICENSOR declare that they have paid all rates, taxes, cesses, duties, assessments and other outgoing payable, in respect of the said Licensed Premises, to any Government or other Authorities, till the date of the execution of this Agreement.

      c. The Licensor further agrees to indemnify the Licensee against any claims/damages/penalties, if any, incurred by the Licensee from any government/statutory authorities or any third parties.

      d. THE LICENSOR COVENANTS with the Licensee to permit the Licensee to peaceably and quietly hold and enjoy the Premises without any lawful interruption or disturbance from or by the Licensor or any person.

8.    THE LICENSEE'S ASSURANCES:

      a. That it has seen and approved the Licensed premise and that it is satisfied about the license fee, monetary obligations and all other obligations taken over by it under the terms and conditions of this Agreement. The LICENSEE is aware about the implication and intent of all the terms and conditions of this agreement.

      b. That it will not in any way damage the R C C walls including internal brick work, exterior, Facade, windows, partition walls, ceiling and all other part/s of the Licensed Premise and shall keep the same

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            in good order and condition on a resonable basis as it is at the date of commencement hereof.

      c. That during the License period, it will not store or allow to be stored in the Licensed Premises, any combustible, dangerous or hazardous material that may imperil the safety of the building or may increase the premium of insurance of the building or render void the insurance and/or which may be of nuisance and/or cause annoyance to the Licensed premises and/or the LICENSOR and/or the other occupants in the locality building.

      d. Not to do, omit to do or permit to be done anything in the Licensed Premises any acts or activities which are obnoxious, anti-social, illegal, or prejudicial to the norms of decency and/or etiquette and/or illegal and/or which may be or become a nuisance to the Licensor or other occupants of the said building.

      e. To perform and strictly observe all the rules, regulations and bye laws applicable to the Building as also the provisions of this Agreement and not to do and/or omit to do any act, deed, matter or thing as would constitute a breach of the rules regulations and bye-laws applicable to the said building in which the Licensed premised is situated.

      f. The LICENSEE agrees that notwithstanding this License, the licensee does hereby agree and confirm that the exclusive and juridical possession of the licensed premises shall always remain with the LICENSOR.

      g. Not to put any claim of tenancy or any other right or title or interest into or in respect of the Licensed Premises or any part or portion thereof and this

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            Agreement shall not be construed to create any such right whatsoever in favour of the LICENSEE save and except the mere restricted permission to use the Licensed Premises as License during the validity of the License and such License shall automatically come to an end on the expiry of this Leave and License Agreement (whether on termination and/or on sooner determination).

      h. To vacate the Licensed Premises after removing all its belongings, on the expiry of the License period and/or on sooner determination and to restore the Licensed Premise to state and condition as reasonably as possible in which it is at the date hereof, reasonable wear and tear excepted.

      i. To allow and permit the LICENSOR and/or its authorized representatives shall be entitled, at all reasonable times, to enter the Licensed Premises after giving reasonable notice of minimum forty eight hours, to view and/or make physical verification of the condition thereof and to direct the LICENSEE to set right any wrongful use, damage, repairs, etc.

      j. Not to claim any protection or any other right under the provisions of The Maharashtra Rent Control Act, 1999, (and/or any other statutory enactment there to and or any other acts, ruling, judgments and/or etc.), as it is the intention of both the Parties to this Agreement that this License is only a permissible personal license given by the LICENSOR to the LICENSEE for the use of the Licensed Premises for the office purpose during the subsistence of this Agreement.

      k. The LICENSEE further covenants with the LICENSOR that in the event of the LICENSEE going into liquidation (whether voluntary or

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            otherwise) then this Leave and License Agreement will automatically stand terminated and the LICENSEE shall be liable to pay to the LICENSOR, the License Fee and all other amounts payable by the LICENSEE in respect of the unexpired period of the License as mentioned in this Leave and License Agreement.

9.    TERMINATION/SOONER DETERMINATION:-

      (a) The LICENSOR and the LICENSEE declare and confirm that the entire licensed period of this agreement shall be the Lock in period and further that during such period neither party is allowed to terminate this agreement except as, provided herein. (b) On completion of the License period, the LICENSEE shall handover the vacant charge of the licensed premise to the LICENSOR, in the same state and condition as it is at the commencement hereof, reasonable wear and tear excepted.(c)The LICENSEE shall hand over the vacant charge of the Licensed Premises (as mentioned in CLAUSE 9(b) above) to the LICENSOR simultaneously against the LICENSOR refunding the Security Deposit . The Licensee shall pay separate amount by cheque towards any dues outstanding. The outstanding dues may be amounts towards the pending Licensee fee, all other amounts payable by the LICENSEE to the LICENSOR as also such amounts payable by the LICENSEE to the third parties including the estimated/pending amounts towards the Telephone charges, the electricity charges cable charges, gas charges and such other amounts payable not included in License fee towards amenities and facilities use and enjoyed by the LICENSEE during the licensed period.

d. In case if the LICENSEE is ready and willing to hand over the charge of the Licensed premises on the agreed

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      date but the LICENSOR is unable to repay the balance of the interest free
      Security Deposit, then the LICENSEE shall enjoy the Licensed premises till the date the LICENSOR refunds the balance of the interest free Security Deposits with out any obligation to pay the License Fee and the Licensor shall also be liable to pay Rs. 20000/- (Rs.Twenty thousands only)) for per day for each day delay of refund of security deposit.

e In case if on the agreed date the LICENSOR is ready and willing to refund the balance of the interest free Security Deposits to the LICENSEE but the LICENSEE is unable to vacate the Licensed premises, then the LICENSOR shall (with out prejudice to their rights under the Law and under the provisions of this Agreement, be entitled to recover from the LICENSEE as and by way of compensation, over and above the agreed Licensed fees, Rs. 20000/- (Rupees Twenty thousand only) per day for each day of delay till the vacating the premises.

f The LICENSEE shall be liable to reimburse and pay to the LICENSOR such amounts as may be determined by the Architect who shall be appointed jointly by both the parties of the LICENSOR for any damage, losses, breakages replacements, painting etc., caused to the said Licensed Premises either during the Leave and License Period or at any time after the LICENSEE vacating the said Licensed Premises and the quantum of such damages as determined by the Architect shall be final and binding upon the Parties hereto. And the LICENSEE shall within 10 (ten) days of the Architect quantifying the damage and receipt of the report thereof, pay over the damages to the LICENSOR. In respect of any delay caused by the LICENSEE in making the payment as stipulated herein, the LICENSEE shall be liable to pay to the LICENSOR an interest at the rate of eighteen (18) per cent per annum from the date on which such payment becomes due till the date of full realization thereof by the LICENSOR together with the due interest due there on.

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10.   MAINTENANCE AND PROPERTY TAXES:

      The LICENSOR shall be liable to bear and pay all present and future Municipal Taxes in respect of the Licensed Premises. The LICENSEE shall, at its own costs and expenses, insure its furniture, fixtures, fittings, articles, chattels, etc. against loss or damage by fire and other usual risks. The LICENSEE alone shall be responsible to pay at actuals, the present and future general maintenance charges in respect of the said licensed premises. And the LICENSEE do here by indemnify and shall always keep indemnified the LICENSOR of from and against all damages claims charges costs and expenses that the LICENSOR and/ or the licensed premises is made liable for by any authorities due to non payment, delayed payment dispute and/or for any other liabilities that may arise by any reason/s what so ever. However the estimated present outgoing in respect of the Licensed Premises is Rs.1.50 per square feet of the built up area per month, i.e. RS.49,688/- (Rupees Forty Nine Thousand Six Hundred Eighty Eight Only) as estimated subject to actual amounts. And the LICENSEE shall pay such estimated amount for every month in advance on the 1st Day of each month with a grace period of 10 days. After every 6 months, the actual amount will be ascertained and the LICENSEE shall pay the adjustment amount to the LICENSOR.

11.   (ASSIGNMENT)

      During the validity of this agreement, the LICENSOR is and shall always be entitled to sell, transfer and assign the Licensed Premises to any Institution, Body Corporate or any other party as the LICENSOR may in their absolute discretion deem fit and proper. In such an event, the LICENSOR shall inform the LICENSEE by giving to the LICENSEE a Notice in writing of such a

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      development and the new Owner/LICENSOR shall confirm this Leave and
      License Agreement in its entirety. Likewise, the LICENSOR is and shall always be entitled to discount the benefit of this Leave and License Agreement with any Institution, Body Corporate or any other Party as the LICENSOR may in its sole and absolute discretion deem fit and proper. The Licensor however expressly undertakes that the Licensee shall not be prejudiced in any manner whatsoever by such assignment/transfer in future by the Licensor.

12.   LEGAL EXPENSES

      The LICENSEE does hereby confirm that all payments under the provisions of the Bombay Stamp Act and the Indian Registration Act, like the Stamp Duty and Registration Charges etc. payable in respect of this transaction including this Agreement and all other documents which may be executed in pursuance of this transaction shall be borne and paid by the LICENSEE alone and the LICENSOR shall not be liable or responsible for the same in any manner what so ever. Each party shall bear and pay the costs of its respective Advocates and Solicitors.

13.   NOTICE:

      Any Notice herein may be given if sent by hand delivery and written acknowledgment obtained thereof or by Registered A.D. at the addresses of the parties set forth below:

      A.    To the LICENSOR

             a. Address    :    514, Dalamal Towers, Nariman
                                Point, Mumbai - 400 021.

             b. Telephone  :    91-22-22876060/61

             c. Facsimile  :    91-22-22832010

             d. Attention  :    PARTNERS OF LAKE VIEW
                                DEVELOPERS

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      B.    To the LICENSEE

            a. Address    :    Unit No.112, SDF IV,
                               Seepz, Andheri - East,
                               MUMBAI - 400 096.

            b. Telephone  :    91-22-28290270/0271

            c. Facsimile  :    91-22-28291179

            c. Attention  :    DIRECTORS OF SYNTEL SOURCING
                               PVT. LTD

14.   DEFAULT:

      In case if the LICENSEE or LICENSOR makes default and/or delays in punctuality in complying with the performance/s obligation/s performance/s as mentioned herein, then the other party ( i.e. non-defaulting party LICENSOR shall get the same performed AND all obligations including financial commitment/s made by the LICENSOR/ LICENSEE shall be deemed have been made by the LICENSOR/LICENSEE and same shall be honored and complied by the LICENSOR/LICENSEE and same shall be at the costs charges risks and consequences of the defaulting party.

15.   GENERAL:

      The LICENSEE also agree that it will neither transfer nor assign nor permit any other person/s to enter the Licensed premises nor allow any one else to enter the licensed premises for any reason/s what so ever. The permission hereby given is personal to the LICENSEE and the permission hereby given is non transferable in any manner what so ever.

16.   ARBITRATION:

      Any dispute, difference or question which may arise at any time hereafter between the parties hereto touching the true construction of this Agreement of the rights and liabilities of the parties hereto, shall be referred to the sole arbitration of a single arbitrator mutually agreed

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      upon by and between the parties hereto, in accordance with The Arbitration
      And Conciliation Act, 1996. The decision of the sole Arbitrator shall be final and binding on the parties to this Agreement. The arbitration proceedings shall be held in Mumbai.

17.   FORCE MAJEURE

      Any time during the subsistence of this agreement the said Licensed premises shall be destroyed or damaged by fire, flood, war, riot, earthquake, irresistible force or any other cause beyond human control so as to render the said licensed premises unfit for use and occupation, then the Licensors shall return to the Licensee the security deposit forthwith and Licensee shall be relieved of any obligation to pay for such destroyed or damaged premises.

18.   The Licensor here by agrees and undertakes to provide.

                  (i) Sanctioned power load of minimum 550 KVA, terminated into electrical room, in case it increases, it will be in the scope of Licensor to provide for the same.

                  (ii) Underground and overhead tanks for fire fighting purpose with two wet risers i.e one for hose reel and another for sprinkler system.

                  (iii) Space for DG sets and outdoor HVAC units will be
                        provided free of cost.

                  (iv)  Occupancy Certificate & Fire NOC by 31st July, 04

                  (v) Lift Lobby of first floor by 31st July, 2004.The main entrance lobby by 15th August 2004 shall be reasonably complete.

(The Licensor agrees, that in case of any delay in providing the facilities as specified above, the rent free period will be 12th Aug, 04 or the date on which all these facilities completed, whichever is later).

19. The Licensor also agrees to provide adjoining terrace area without any extra fee along with the licensed premises to Licensee for use subject to the due and proper observance and compliance of the rules and regulations of the Municipal Corporation of Greater Mumbai (M.C.G.M)

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INWITNESS WHEREOF THE PARTIES HERETO HAVE HEREUNTO SET AND SUBSCRIBED THEIR
RESPECTIVE HAND AND SEAL THE DAY AND YEAR FIRST HEREINABOVE WRITTEN.

SIGNED, SEALED AND DELIVERED BY       )
THE WITHINNAMED THE LICENSOR          )
LAKE VIEW DEVELOPERS                  )
BY HAND OF                            )

/s/ MRS. KAMAL HIRANANDANI            )
--------------------------------------
IN THE PRESENCE OF                    )
/s/ [ILLEGIBLE]                       )
--------------------------------------

SIGNED, SEALED AND DELIVERED BY       )
THE WITHINNAMED THE LICENSEE          )
M/S.SYNTEL SOURCING PVT. LIMITED      )
BY THE HAND OF                        )

/s/ MR. YATIN KAMAT                   )
--------------------------------------
IN THE PRESENCE OF                    )
                                      )
--------------------------------------

                                                                   Page 16 of 16

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                                  ANNEXURE "A"

                                  [FLOOR PLAN]

                                  ANNEXURE "B"

                                  [FLOOR PLAN]

                                  ANNEXURE "B"

                                  [FLOOR PLAN]

[SYNTEL LOGO]

      CERTIFIED TRUE COPY OF THE RESOLUTION PASSED AT THE MEETING OF THE BOARD OF DIRECTORS OF SYNTEL SOURCING PRIVATE LIMITED HELD ON FEBRUARY 11TH, 2004.

      "RESOLVED that Mr. Keshav Murugesh and/or Mr. Yatin Kamat be and are hereby appointed as the Authorized Signatories to sign all papers, documents, applications, contracts, undertakings and similar documents and do all such other acts, deeds and things incidental thereto, to be submited to various government and statutory authorities, on behalf of the company.

      CERTIFIED TRUE COPY.

      For Syntel Sourcing Private Limited.

      /s/ Bharat Desai
      -------------------
      Bharat Desai
      Chairman